UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2021

KORN FERRY

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 2600 Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act;

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KFY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 29, 2021, at the 2021 Annual Meeting of Stockholders, stockholders of Korn Ferry (the “Company”) (i) elected the nine nominees named in the Proxy Statement to serve as directors until the Company’s 2022 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, subject to their earlier death, resignation or removal, (ii) did not approve a non-binding advisory resolution approving the Company’s executive compensation, and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2022 fiscal year. To the extent applicable, set forth below are the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each such matter.

(1)	Election of the nine nominees named in the Proxy Statement to serve on the Board until the 2022 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Doyle N. Beneby	48,990,635	971,532	27,923	1,961,927
Laura M. Bishop	49,943,515	19,693	26,882	1,961,927
Gary D. Burnison	49,786,571	186,732	16,787	1,961,927
Christina A. Gold	49,941,751	20,741	27,598	1,961,927
Jerry P. Leamon	39,769,771	10,198,084	22,235	1,961,927
Angel R. Martinez	49,780,751	182,398	26,941	1,961,927
Debra J. Perry	48,655,820	1,307,795	26,475	1,961,927
Lori J. Robinson	49,048,578	913,694	27,818	1,961,927
George T. Shaheen	48,351,505	1,596,810	41,775	1,961,927

(2)	Non-binding advisory resolution to approve the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
15,659,874	33,917,039	413,177	1,961,927

(3)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2022 fiscal year.

For	Against	Abstain	Broker Non-Votes
50,588,071	1,314,558	49,388	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN FERRY
(Registrant)

Date: October 1, 2021

/s/ Jonathan Kuai
(Signature)
	Name:	Jonathan Kuai
	Title:	General Counsel, Managing Director of Business Affairs, and Corporate Secretary